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                                                                    Exhibit 10.2


               SECOND AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT

         This Second Amendment to Revolving Credit Loan Agreement (the "Amendment"), effective as of May 29, 1998, is made and entered into by and among Rocky Shoes & Boots, Inc., an Ohio corporation ("Rocky Inc."), Five Star Enterprises Ltd., a Cayman Islands corporation ("Five Star"), Lifestyle Footwear, Inc., a Delaware corporation ("Lifestyle") (the foregoing parties being referred to herein individually as a "Borrower" and collectively as the "Borrowers"), Bank One, NA (formerly known as Bank One, Columbus, NA), a national banking association ("Bank One"), The Huntington National Bank, a national banking association ("HNB")(Bank One and HNB shall be referred to herein individually as a "Bank" and collectively as the "Banks"), and Bank One, NA (formerly known as Bank One, Columbus, NA), as Agent, acting in the manner and to the extent described in Article IX of the Agreement referred to herein (in such capacity, the "Agent").

                             BACKGROUND INFORMATION

         A. The Borrowers, Bank One, HNB and the Agent entered into a certain Revolving Credit Loan Agreement, dated as of January 28, 1997, as amended by a Term Loan Agreement and First Amendment to Revolving Credit Loan Agreement, dated effective as of April 18, 1997 (such agreement, as so amended, the "Agreement"), pursuant to which Bank One and HNB agreed to provide revolving credit loans to the Borrowers, upon and subject to the terms and conditions as set forth in the Agreement.

         B. The Borrowers have requested, among other things, that (i) an additional interest rate option be available, and (ii) certain fees be reduced.

         C. The Banks are willing to consent to (i) the additional interest rate option, and (ii) the reduction of certain fees, upon and subject to the terms and conditions as hereinafter set forth.

                                   PROVISIONS

         NOW, THEREFORE, in consideration of the foregoing, the provision of the agreements and covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Banks, the Agent and the Borrowers hereby agree as follows (capitalized terms not defined herein shall have the meanings set forth in the Agreement):

         Section 1.   Amendment of the Agreement.

                  (a) The following definitions set forth in Section 1.1 of the Agreement shall be amended in their entireties to provide as follows:

                  "Aggregate Commitment" shall mean the collective, but several, Commitments of the Banks to make Revolving Credit Loans to the Borrowers and issue, provide and fund Commercial L/Cs and Standby L/Cs on behalf of the Borrowers up to the following maximum aggregate amounts, subject to the terms and conditions of this Agreement:



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                  (i) from January 28 through and including May 15 of each year, the maximum aggregate amount of $25,000,000; and

                  (ii) from May 16 of each year through and including January 27 of the next year, the maximum aggregate amount of $42,000,000.

                  "Applicable Margin" shall have the meaning set forth in
         Section 3.1(b)(i).

                  "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday or any day that shall be in the City of Columbus, Ohio or New York, New York, a legal holiday or a day on which banking institutions are authorized by law or a Governmental Authority to close, and (ii) with respect to all determinations and notices in connection with, and payments of principal and interest on, LIBOR Rate Loans, any day that is a Business Day described in clause (i) above and that is also a day for trading by and between banks in Dollar deposits in the London interbank market.

                  "Commitment" shall mean:

         (a) with respect to Bank One, the commitment of Bank One to make Revolving Credit Loans to the Borrowers and issue, provide and fund Commercial L/Cs and Standby UCs on behalf of the Borrowers up to the following maximum aggregate amounts, subject to the terms and conditions of this Agreement:

                  (i) from January 28 through and including May 15 of each year, the maximum aggregate amount of $15,000,000; and

                  (ii) from May 16 of each year through and including January 27 of the next year, the maximum aggregate amount of $25,200,000;

         (b) with respect to HNB, the commitment of HNB to make Revolving Credit Loans to the Borrowers and to purchase participations from Bank One with respect to Commercial L/Cs and Standby L/Cs on behalf of the Borrowers up to the following maximum aggregate amounts, subject to the terms and conditions of this
Agreement:

                  (i) from January 28 through and including May 15 of each year, the maximum aggregate amount of $10,000,000; and

                  (ii) from May 16 of each year through and including January 27 of the next year, the maximum aggregate amount of $16,800,000;

                  "Commitment Period" shall mean the period of time from the date hereof through and including May 31, 2003,

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         (b)      The following additional definitions shall be added to Section
1.1 of the Agreement in alphabetical order:

                  "Capitalized Lease" of the Borrowers shall mean any lease which, in accordance with GAAP, is or should be capitalized on the financial statements of the Borrowers.

                  "Consolidated Depreciation and Amortization" of the Borrowers shall mean, for any period, the total amount of all charges for depreciation and amortization included or required to be included, pursuant to GAAP, in a consolidated statement of income of the Borrowers for such period.

                  "Consolidated EBITDA" shall mean, for any period, the Borrowers' Consolidated Earnings after all charges and reserves (excluding, however, extraordinary items of gain or loss) but before deduction of (i) Consolidated Interest Expense, (ii) income taxes paid, and (iii) Consolidated Depreciation and Amortization, all as determined in accordance with GAAP.

                  "Consolidated Fixed Charge Coverage Ratio" of the Borrowers shall mean the ratio of (i) the sum of Consolidated EBITDA plus Consolidated Lease Expense, to (ii) the sum of Consolidated Interest Expense plus Consolidated Lease Expense of the Borrowers, as determined at the end of each Fiscal Quarter of the Borrowers' Fiscal Year, based on such financial data for the previous four (4) Fiscal Quarters.

                  "Consolidated Funded Debt" of the Borrowers shall mean, at any time, that part of the total Indebtedness of the Borrowers which consists of interest bearing funded debt of the Borrower, including Capitalized Leases.

                  "Consolidated Interest Expense" of the Borrowers shall mean, for any period, total interest expense, both expensed and capitalized (including, without limitation, that portion of any Capitalized Lease obligation attributable to interest expense in conformity with GAAP, amortization of debt discount, all capitalized interest, the interest portion of any deferred payment obligations, all commissions, discounts and other fees and charges owed with respect to letter of credit and bankers acceptance financing, the net costs and net payments under any interest rate hedging, cap or similar agreement or arrangement, prepayment charges, agency fees, administrative fees, commitment fees and capitalized transaction costs allocated to interest expense) paid, payable or accrued during such period, without duplication for any period, with respect to all outstanding Indebtedness of the Borrowers, whether captioned as interest or otherwise, included or required to be included, pursuant to GAAP, in a consolidated statement of income of the Borrowers for such period.

                  "Consolidated Lease Expense" of the Borrowers shall mean, for any period, all payment obligations of the Borrowers during such period under agreements for the lease, hire or use of any real or personal property, including Capitalized Leases and obligations in the

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         nature of operating leases (including the interest expense, if any, associated therewith), without duplication for any period, as determined on a consolidated basis for the Borrowers in accordance with GAAP.

                  "Interest Payment Date" shall mean the first day of each month, commencing on February 1, 1997, and continuing on the first day of each month thereafter, and on the Termination Date.

                  "Interest Period" shall mean, with respect to any LIBOR Rate
Loan:

         (a) initially, the period commencing on the Revolving Credit Borrowing Date or the Interest Rate Conversion Date, as the case may be, with respect to such LIBOR Rate Loan and ending one month, two months or three months thereafter, as selected by the Borrowers pursuant to Section 2.5 or Section 2.11; and

         (b) thereafter (if continued as a LIBOR Rate Loan in accordance with this Agreement), each such period commencing on the last day of the next preceding Interest Period applicable to such LIBOR Rate Loan and ending one month, two months or three months thereafter, as selected by the Borrowers pursuant to Section 2.11;

provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

                  (i) any Interest Period which would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

                  (ii) no Interest Period shall extend beyond the Termination Date;

                  (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

                  "Interest Rate" shall mean the rate of interest in effect at any time with respect to a Revolving Credit Loan, whether at the Prime Rate or based on the LIBOR Rate.

                  "Interest Rate Conversion Date" shall have the meaning set forth in Section 2.11(b)(i).

                  "LIBOR Rate" shall mean with respect to each Interest Period, the offered rate for Dollar deposits of not less than $1,000,000.00 as of 11:00 A.M. City of London, England time two (2) Business Days prior to the first date of each Interest Period as shown on the display designated as "British Bankers Assoc. Interest Settlement Rates" on the Telerate

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         System ("Telerate"), Page 3750 or Page 3740, or such other page or pages as may replace such pages on Telerate for the purpose of displaying such rate; provided, however, that if such rate is not available on Telerate then such offered rate shall be otherwise independently determined by the Agent from an alternate, substantially similar independent source available to Agent or shall be calculated by the Agent by a substantially similar methodology as that theretofore used to determine such offered rate in Telerate.

                  "LIBOR Rate Loan" shall mean, at any time, any outstanding Revolving Credit Loan that bears interest based on the LIBOR Rate,

                  "Notice of Interest Rate Conversion" shall have the meaning set forth in Section 2.4(b)(i).

                  "Prime Rate Loan" shall mean, at any time, any outstanding Loan that bears interest at the Prime Rate.

                  "Rate Determination Date"shall have the meaning set forth in
Section 3.1(b)(ii).

         (c) The definitions of "Annual Review Date" "Borrowing Base", "Borrowing Base Certificate", "Cash Flow Coverage", "Consolidated Current Assets", "Consolidated Current Liabilities", "Consolidated Liabilities" and "Current Ratio" set forth in Section 1.1 of the Agreement shall be deleted in their entireties.

         (d) Section 2.1 (a) of the Agreement shall be amended in its entirety to provide as follows:

                  (a) Subject to the terms and conditions of this Agreement, each Bank severally agrees to make Revolving Credit Loans to the Borrowers from time to time during the Commitment Period; provided that, immediately after each such Revolving Credit Loan is made, the aggregate principal amount of Revolving Credit Loans by such Bank shall not exceed the amount of its Commitment (as such Commitment may be reduced from time to time in accordance with the terms of this Agreement), either as to Dollar amount or its Revolving Credit Loan Commitment Percentage. Each borrowing for (i) a Prime Rate Loan may be in any Dollar amount, and (ii) a LIBOR Rate Loan shall be in an aggregate principal amount of at least $500,000, or larger multiples of $500,000, and shall be made by the Banks in accordance with each Bank's respective Revolving Credit Loan Commitment Percentage. During the Commitment Period and as long as no Event of Default exists, the Borrowers may use the Aggregate Commitment by borrowing, repaying the Revolving Credit Loans, in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

         (e) Section 2.1(c) of the Agreement shall be amended in its entirety to provide as follows:


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                  (c) Notwithstanding any provision hereof to the contrary, the total amount of outstanding Revolving Credit Loans under the Aggregate Commitment, when taken together with the total aggregate Dollar amount available to be drawn under outstanding Commercial L/Cs and Standby UCs, shall at no time exceed the Aggregate Commitment.

         (f) Section 2.4 of the Agreement shall be amended in its entirety to provide as follows:

         Section 2.4  Notes: Termination Date.

                  (a) The Revolving Credit Loans made by the Banks to the Borrowers pursuant hereto shall be evidenced by the Notes, payable to the order of the respective Bank and evidencing the obligation of the Borrowers to pay the aggregate unpaid principal amount of the Revolving Credit Loans made by such Bank, with interest thereon as prescribed in
         Article III. Each Bank is hereby authorized to record electronically or otherwise the date and amount of each Revolving Credit Loan disbursement made by such Bank, the date and amount of each payment or repayment of principal thereof, the type of such borrowing (whether a LIBOR Rate Loan or a Prime Rate Loan), and such other information as it deems necessary or appropriate and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided, however, the failure of such Bank to make any such recordation(s) shall not affect the obligation of the Borrowers to repay outstanding principal, interest or any other amount due hereunder or under such Note in accordance with the terms hereof and thereof.

                  (b) Each Note shall mature on the Termination Date. The Borrowers' right to obtain Revolving Credit Loans and have Commercial UCs and Standby UCs issued on their behalf under this Agreement shall terminate as of the Termination Date.

         (g) Section 2.5(a) of the Agreement shall be amended in its entirety to provide as follows:

                  (a) When the Borrowers desire to borrow under the Aggregate Commitment, the Borrowers shall certify compliance with the conditions precedent set forth in Article VI, and further shall give the Agent prior written, telephonic or telegraphic notice (which notice shall be irrevocable) (a "Notice of Borrowing") of their intention to borrow not later than (x) 1:00 p.m. Columbus, Ohio time, at least two (2) Business Days prior to the proposed date of the borrowing, which date shall be a Business Day (a "Revolving Credit Borrowing Date"), if all or any part of the requested Revolving Credit Loans are to be initially LIBOR Rate Loans, or (y) 1:00 p.m., Columbus, Ohio time on the Revolving Credit Borrowing Date, if all of the requested Revolving Credit Loans are to be initially Prime Rate Loans, Each such Notice of Borrowing shall specify (i) the amount to be borrowed (which amount shall not exceed the Available Commitment and otherwise conform to the requirements hereof), (ii) the requested Revolving Credit Borrowing Date, (iii) whether the borrowing is to be of LIBOR Rate Loans, Prime Rate Loans or a combination thereof, and (iv) if the borrowing is to be entirely

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         or partly of LIBOR Rate Loans, the amount and the Interest Period with respect to each LIBOR Rate Loan.

         (h) New Sections 2.5(d) and (e) shall be added to the Agreement and shall provide as follows:

                  (d) In the event that a Notice of Borrowing fails to specify whether the Revolving Credit Loans are to be LIBOR Rate Loans or Prime Rate Loans, or a combination thereof, such Revolving Credit Loans shall be made as Prime Rate Loans.

                  (e) There may be no more than five (5) different Interest Periods for LIBOR Rate Loans outstanding at the same time (for which purpose Interest Periods described in the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous).

         (i) Effective as of July 1, 1998, Section 2.8(a) of the Agreement shall be amended in its entirety to provide as follows:

                  (a) Aggregate Commitment. During the Commitment Period, the Borrowers shall pay to the Agent for the benefit of each Bank a commitment fee on the daily average unused amount of the Aggregate Commitment at the rate(s) per annum set forth below (calculated on the basis of a 360-day year for the actual number of days elapsed); provided, however, that the aggregate Dollar amount available to be drawn under outstanding Commercial UCs and Standby UCs shall not be included as usage in determining this commitment fee. Such commitment fee shall accrue on the unused amount of the Aggregate Commitment beginning on the date hereof and shall continue to accrue thereafter through the Termination Date, The accrued commitment fee shall be payable quarterly in arrears beginning on September 30, 1998, upon written notice to the Borrowers by the Agent setting forth such accrued commitment fee.

                  Ratio of Consolidated                      Commitment Fee
         Funded Debt to Consolidated EBITDA                  --------------
         ----------------------------------

                           less than 2:1                           0.15%
                     greater than 2:1 but less than 2.5:1          0.18%
                     greater than 2.51 but less than 3:1           0.20%
                     greater than 3:1                              0.22%

         Any change in the applicable commitment fee shall be made on each Rate Determination Date in the same manner used for determining the Applicable Margin.

         (j) Section 2.10 of the Agreement shall be amended in its entirety to provide as follows:


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         Section 2.10      Illegality and Impossibility.

                  (a) In the event that any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not presently applicable to either Bank, or any interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by either Bank with any request or directive of such authority (whether or not having the force of law), including without limitation exchange controls, shall make it unlawful or impossible for either Bank to:

                                    (i) maintain any loan or transaction under
                  this Agreement, the Borrowers shall, upon receipt of notice thereof from such Bank, immediately repay in full the then outstanding principal amount of all Revolving Credit Loans made by such Bank so affected, together with all accrued interest thereon to the date of payment; or

                                    (ii) make, maintain or fund its LIBOR Rate
                  Loans, such Bank shall forthwith give notice thereof to the Agent and the Borrowers, whereupon until such Bank notifies the Agent and the Borrowers that the circumstances giving rise to such suspension no longer-exist, the obligation of the Banks to make or continue LIBOR Rate Loans, or to convert outstanding Prime Rate Loans to LIBOR Rate Loans, shall be suspended. If such notice is given, each LIBOR Rate Loan of the Banks then outstanding shall be converted to a Prime Rate Loan immediately.

                  (b) This Section 2.10 is for the benefit of the Banks and is not intended to increase the yield to the Banks above the rates of interests provided for in this Agreement. This Section 2.10 shall apply only as long as such illegality exists. The Banks shall use reasonable, lawful efforts to avoid the impact of such law, treaty, rule or regulation.

         (k) A new Section 2.11 shall be added to the Agreement and shall provide as follows:

         Section 2.11      Conversion and Continuation Options.

                  (a) Each Revolving Credit Loan shall bear interest at the initial Interest Rate selected by the Borrowers for such Revolving Credit Loan until (i) the Interest Rate is converted to another Interest Rate in accordance with Section 2.10 or this Section 2.11, or
         (ii) the Borrowers elect to convert such Interest Rate to a different Interest Rate in accordance with the terms of this Agreement.

                  (b) The Borrowers may elect from time to time to convert the Interest Rate with respect to outstanding Revolving Credit Loans from one Interest Rate to the other Interest Rate as follows:


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                           (i) The Borrowers may elect from time to time to
                  convert outstanding Revolving Credit Loans from LIBOR Rate Loans to Prime Rate Loans by giving the Agent prior written, telephonic or telegraphic notice of such election (which notice shall be irrevocable) (a "Notice of Interest Rate Conversion") of their intention to so convert outstanding Revolving Credit Loans not later than 1:00 p.m. Columbus, Ohio time, at least two (2) Business Days prior to the proposed conversion date, which date shall be a Business Day (an "Interest Rate Conversion Date"); provided, however, that any such conversion of LIBOR Rate Loans may only be made on the last day of an Interest Period with respect thereto, Each such Notice of Interest Rate Conversion shall specify (i) the Revolving Credit Loans to be so converted, and (ii) the requested Interest Rate Conversion Date.

                           (ii) The Borrowers may elect from time to time. to
                  convert outstanding Revolving Credit Loans from Prime Rate Loans to LIBOR Rate Loans by giving the Agent a Notice of Interest Rate Conversion not later than 1:00 p.m. Columbus, Ohio time, at least two (2) Business Days prior to the proposed Interest Rate Conversion Date. Each such Notice of Interest Rate Conversion shall specify (i) the Revolving Credit Loans to be so converted, (ii) the requested Interest Rate Conversion Date, and (iii) the respective amounts of each LIBOR Rate Loan and the Interest Period with respect thereto.

                  (c) All or any part of outstanding LIBOR Rate Loans and Prime Rate Loans may be converted as provided herein, provided that (x) no Revolving Credit Loan may be converted into a LIBOR Rate Loan when any Default or Event of Default has occurred and is continuing hereunder, (y) no Revolving Credit Loan may be converted into, or continued as, a LIBOR Rate Loan after the date that is one month prior to the Termination Date, and (z) such conversion otherwise complies with the applicable provisions of the proposed Interest Period and this Agreement.

                  (d) All Prime Rate Loans shall continue to bear interest at the Prime Rate unless and until the Interest Rate with respect to such Prime Rate Loans is converted to LIBOR Rate Loans in accordance with the terms of this Agreement.

                  (e) The Borrowers may elect from time to time to continue any LIBOR Rate Loan as such upon the expiration of the then current Interest Period with respect thereto by giving the Agent prior written, telephonic or telegraphic notice not later than 1:00 p.m. Columbus, Ohio time, at least two (2) Business Days prior to expiration of the then current Interest Period; provided that no LIBOR Rate Loan may be continued as such (x) when any Default or Event of Default has occurred and is continuing, (y) after the date that is one month prior to the Termination Date, and (z) unless such continuation otherwise complies with the applicable provisions of the proposed Interest Period and this Agreement. Each such notice shall specify (i) the Revolving Credit Loans to be so continued, (ii) the expiration of the then current Interest Period, and (iii) the Interest Period with respect thereto. If the

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         Borrowers shall fail to give notice as described in this subsection with respect to the continuation of a LIBOR Rate Loan, or if such continuation is not permitted pursuant to the terms of this Agreement, such LIBOR Rate Loan shall be automatically converted to a Prime Rate Loan on the last day of such then expiring Interest Period.

                  (1) Section 3.1 of the Agreement shall be amended in its entirety to provide as follows:

         Section 3.1       Interest.

                  (a) Each Prime Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Prime Rate Loan is made and continuing while outstanding and unpaid, at a rate equal to the Prime Rate. Such interest shall be payable on each applicable Interest Payment Date. The Prime Rate shall be adjusted automatically and as of the effective date of any change in the Prime Rate. Interest on Prime Rate Loans shall be calculated on the basis of the actual number of days elapsed in a year of 360 days, until maturity, whether by demand, acceleration or otherwise.

                  (b)(i)   "Applicable Margin" shall be as follows:

                  Ratio of Consolidated               Applicable Margin
         Funded Debt to Consolidated EBITDA           -----------------
         ----------------------------------

                 less than 2:1                        100 basis points
           greater than 2:1 but less than 2.5:1       125 basis points
           greater than 2.5:1 but less than 3:1       150 basis points
           greater than 3:1                           160 basis points

                           (ii) The Applicable Margin shall be determined as of
                  the first day of each Fiscal Quarter (each a "Rate Determination Date") based upon the calculation of the ratio of Consolidated Funded Debt to Consolidated EBITDA of the Borrowers as of the end of the second Fiscal Quarter next preceding a Rate Determination Date, and such calculation shall be set forth in the certificate of the officer of the Borrowers required to be delivered to the Banks pursuant to
                  Section 7.1 (b) (i). Such Applicable Margin shall remain in effect from such Rate Determination Date until the next Rate Determination Date, provided that:

                                    (A) in the case of an Applicable Margin
                  determined from such certificate of such officer for the fourth and final Fiscal Quarter of every Fiscal Year, in the event that the annual financial statements for such Fiscal Year subsequently provided to the Banks indicate that the Applicable Margin originally determined to be effective on the second Rate Determination Date immediately following the end of such Fiscal Quarter was inappropriate in light of such annual financial statements,

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                  then the Applicable Margin shall be adjusted retroactively to such Rate Determination Date to reflect the proper Applicable Margin; and

                                    (B) if on any Rate Determination Date the
                  Borrowers shall have failed to have delivered to the Bank such certificate of such officer required be delivered pursuant to
                  Section 7.1(b)(i) with respect to such second preceding Fiscal Quarter, then for the period beginning on such Rate Determination Date and ending on the earlier of (x) the date on which the Borrowers shall deliver to the Bank the delinquent certificate or (y) the date on which the Borrowers shall deliver to the Banks such certificate of such officer required to be delivered pursuant to Section 7.1(b)(i) with respect to the Fiscal Year which includes such Fiscal Quarter, the Applicable Margin shall be determined as if the ratio of Consolidated Funded Debt to Consolidated EBITDA of the Borrowers was less than 3:1. Any change in the Applicable Margin on any Rate Determination Date shall immediately result in a corresponding change to the Interest Rate applicable to each LIBOR Rate Loan outstanding on such Rate Determination Date.

                           (iii) Each LIBOR Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such LIBOR Rate Loan is made and continuing while outstanding and unpaid, at a rate per annum equal to the sum of (i) the LIBOR Rate, plus (ii) the Applicable Margin. Such interest shall be payable on each applicable Interest Payment Date, Interest on LIBOR Rate Loans shall be calculated on the basis of the actual number of days elapsed in a year of 360 days, until maturity, whether by demand, acceleration or otherwise.

                  (c) Upon the occurrence of an Event of Default hereunder or under either Note, and during the continuance of such, the Interest Rate per annum shall be 300 basis points above the highest Interest Rate then in effect for any Revolving Credit Loan.

                  (d) The Agent shall determine the Interest Rate applicable to the Revolving Credit Loans hereunder. The Agent shall give prompt notice to the Borrowers and the Banks by telex, cable or telecopy of each interest rate so determined, and its determination shall be conclusive in the absence of manifest error.

                  (m) Section 3.3 of the Agreement shall be amended in its entirety to provide as follows:

         Section 3.3       Prepayments and Funding Losses.

                  (a) Optional Prepayments. Subject in the case of any LIBOR Rate Loan to subsection (c) below, at their option and upon prior written, telephonic or telegraphic notice to the Agent not later than 1:00 p.m., Columbus, Ohio time on a Business Day which is at least two
         (2) Business Days prior to the proposed date of prepayment (which also must be

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         a Business Day), the Borrowers may prepay the Revolving Credit Loans in whole at any time or in part from time to time, without premium or penalty. In their notice of prepayment, the Borrowers shall specify the date of prepayment, the amount of the prepayment and the Revolving Credit Loan(s) to be prepaid. Each such optional prepayment shall be applied to prepay ratably the Revolving Credit Loans of the Banks. Upon receipt of notice of prepayment pursuant to this subsection, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice shall not thereafter be revocable by the Borrowers.

                  (b) Mandatory Prepayment. Subject in the case of any LIBOR Rate Loan to subsection (c) below, the Borrower shall repay the Revolving Credit Loans or provide cash to the Agent with respect to outstanding and undrawn Commercial L/Cs and/or Standby L/Cs on each such date as and to the extent the outstanding balance of all Revolving Credit Loans plus the Dollar amount available to be drawn under outstanding Commercial L/Cs and/or Standby L/Cs exceeds the Aggregate Commitment. Each such mandatory prepayment shall be applied to prepay ratably the Revolving Credit Loans of the Banks. Upon receipt of any prepayment pursuant to this subsection, the Agent shall promptly notify each Bank of such Bank's ratable share of such prepayment.

                  (c) Prepayment Losses. If the Borrowers make any such prepayment of a LIBOR Rate Loan other than on the last day of an Interest Period with respect to such LIBOR Rate Loan, the Borrowers shall pay all accrued interest on the principal amount prepaid with such prepayment and, on demand, shall reimburse the Banks and the Agent and hold the Banks and the Agent harmless from all losses and expenses incurred by the Banks and the Agent as a result of such prepayment, including, without limitation, any losses and expenses arising from the liquidation or reemployment of deposits acquired to fund or maintain the principal amount prepaid. Such reimbursement shall be calculated as though the Banks funded the principal amount prepaid through the purchase of Dollar deposits in the London, England interbank market having a maturity corresponding to such Interest Period and bearing an interest rate based on the LIBOR Rate of such Interest Period, whether in fact that is the case or not. The Banks' and the Agent 's determination of the amount of such reimbursement shall be conclusive in the absence of manifest error.

                  (d) Funding Losses. If any LIBOR Rate Loan is converted to a Prime Rate Loan pursuant to this Agreement on any day other than the last day of any Interest Period applicable thereto, or if the Borrowers fail to borrow, prepay, convert or continue any LIBOR Rate Loan after notice has been given to the Agent in accordance with this Agreement, the Borrowers shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it, including, without limitation, any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or conversion, provided that such Bank shall have delivered to the Borrowers a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

                  (n) Subpart (y) of Section 7.1(b)(i) of the Agreement shall be amended in its entirety to provide as follows:

                  [ ... ] (y) showing in detail the calculations supporting such statement in respect of Sections 7.2 (l) (i), (ii), (iii) and
         (iv),[ ... ]

                  (o)      The word "and" shall be added at the end of Section
7.1 (b)(iii) and the first Section 7.1 (b)(iv) of the Agreement shall be deleted in its entirety.

                  (p) A new Section 7.1(o) shall be added to the Agreement and shall provide as follows:

                  (o) Operating Accounts. Maintain its primary operating accounts with Bank One.

                  (q) Section 7.2(l) of the Agreement shall be amended in its entirety to provide as follows:

                           (l)      Financial Covenants.

                           (i) Consolidated Tangible Net-Worth. Permit Consolidated Tangible Net Worth to be less than $56,000,000, which amount shall increase annually on the last day of each Fiscal Year by 50% of Consolidated Earnings for such Fiscal Year (but not decreased by any losses), commencing with the Fiscal Year ending December 31, 1998.

                           (ii) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio to be less than 2.0:1.0.

                           (iii) Consolidated Funded Debt to Consolidated EBITDA Ratio. Permit the ratio of Consolidated Funded Debt to Consolidated EBITDA to exceed 3.5 to 1.0.

                           (iv) Capital Expenditures. Permit Capital Expenditures to exceed $5,000,000 in any Fiscal Year.

                  (r) Exhibit D to the Agreement relating to the form of the "Borrowing Base Certificate" shall be deleted in its entirety.

         Section 2. Amended and Restated Notes. To reflect the changes to the Agreement and the terms of the Revolving Credit Loans set forth in Section 1 above, the Notes will be amended and restated to make corresponding changes therein, which Notes shall be substantially in form of Exhibit A and Exhibit B attached hereto.

         Section 3. Conditions to Banks' Obligations. The obligations of the Banks to enter into this Amendment and be bound by the terms hereof are subject to the satisfaction of the following conditions precedent:

                  (a) Delivery of Documents. Contemporaneously with or before the execution of this Amendment by the Banks, the Agent shall have received the following, each in form and substance satisfactory to the Banks and their counsel:

                      (i) Amended and Restated Promissory Notes. The Second Amended and Restated Master Business Loan Notes in the form of Exhibits A and B attached hereto, duly executed by the Borrowers;

                      (ii) Certified Resolutions. Certified copies of (i) the corporate resolutions of each Borrower authorizing the execution and delivery of this Amendment and all documents and instruments referred to herein and the transactions contemplated hereby and thereby;

                      (iii) Secretary's Certificate. Signed copy of (i) a certificate of the Secretary or Assistant Secretary of each Borrower, which shall certify the names of the officers of such Borrower authorized to sign this Amendment and the other documents or certificates of such Borrower to be executed and delivered pursuant hereto; and

                      (iv) Other Requirements. Such other certificates, documents and other items as the Banks, in their reasonable discretion, deem necessary or desirable.

                  (b) Representations and Warranties. The representations and warranties made by the Borrowers in this Amendment shall be true and correct in all material respects as of the date hereof.

         Section 4. Truth of Representations and Warranties; No Defaults. The Borrowers hereby represent and warrant that the following shall be true and correct as of the date of this Amendment:

                  (a) The representations and warranties of the Borrower contained in Article V of the Agreement are true and correct on and as of the date of this Amendment as if made on and as of such date unless stated to relate to a specific earlier date;

                  (b) No event or condition exists which constitutes a Default or an Event of Default;

                  (c) All financial information heretofore provided to the Banks and the Agent is true, accurate and complete in all material respects; and

                  (d) Neither this Amendment nor any other document, certificate or written statement furnished to the Banks or to the Agent by or on behalf of the Borrowers in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading.

         Section 5. Reaffirmation of Liability. The Borrowers hereby reaffirm their respective liability to the Banks and the Agent under the Agreement and all other agreements and instruments executed by the Borrowers for the benefit of the Banks and the Agent in connection with the Agreement (the "Bank Documents"). In addition, the Borrowers agree that the Banks and the Agent have performed all of their respective obligations under the Agreement and the Bank Documents and that neither Bank nor the Agent is currently in default under any obligation any of them have or ever did have to the Borrowers under the Agreement, the Bank Documents or any other agreement.

         Section 6. Effectiveness of Agreement. All of the terms, covenants and conditions of, and the obligations of the Borrowers under, the Agreement and the Bank Documents shall remain in full force and effect as amended hereby.

         Section 7. Preservation of Existing Security Interests. Each mortgage, security interest, pledge, assignment, lien or other conveyance or encumbrance of any right, title, or interest in any Collateral or other property of any kind delivered to the Banks and/or the Agent at any time by the Borrowers or any Person in connection with the Agreement or the Bank Documents or to secure the performance of the obligation of the Borrowers under the Agreement and the Bank Documents shall remain in full force and effect following the execution of this Amendment.

         Section 8. Reservation of Rights; Effective Insolvency Proceeding. Nothing herein shall be construed to release, waive, relinquish, discharge, or in any other manner modify or affect the ability of any party hereto to contest the discharge or dischargeability in bankruptcy of the obligation of any Person or entity in connection with the Agreement and the Bank Documents.

         Section 9. Governing Law. This Amendment is being delivered, and is intended to be performed in, the State of Ohio and shall be construed and enforced in accordance with, and governed by, the laws of the State of Ohio.

         Section 10. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction

         Section 11. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 12. Headings. The headings of the sections of this Amendment are for convenience only and shall not affect the construction or interpretation of this Amendment.

         Section 13. Interpretation. This Amendment is to be deemed to have been prepared jointly by the parties hereto, and any uncertainty or ambiguity existing herein shall not be interpreted against any party but shall be interpreted according to the rules for the interpretation of arm's length agreements.

         Section 14. WAIVER OF JURY TRIAL. THE BANKS, THE AGENT AND EACH BORROWER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AMENDMENT, THE AGREEMENT, THE NOTES, THE OTHER FACILITY DOCUMENTS, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY OF THEM. THIS WAIVER SHALL NOT IN ANY WAY AFFECT THE AGENT'S OR THE BANKS' ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY FACILITY DOCUMENT, NEITHER THE BANKS, THE AGENT NOR ANY BORROWER SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED, THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE BANKS, THE AGENT OR THE BORROWERS EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

         Section 15. Waiver of Subrogation. Each Borrower expressly waives any and all rights of subrogation, contribution, reimbursement, indemnity, exoneration, implied contract, recourse to security or any other claim (including any claim, as that term is defined in the federal Bankruptcy Code, and any amendments) which such Borrower may now have or later acquire against any other Borrower, any other entity directly or contingently liable for the obligations of the Borrowers under this Amendment, the Agreement and the other Facility Documents or against the Collateral, arising from the existence or performance of such Borrower's obligations under this Amendment, the Agreement and the other Facility Documents.

         Section 16. Confession of Judgment. Each Borrower irrevocably authorizes any attorney-at-law, including any attorney-at-law employed or retained by the Banks or the Agent, to appear for the Borrower in any court of record in Franklin County, Ohio (which the Borrower acknowledges to be the place where the Agreement and this Amendment was made) or any other state or jurisdiction wherein the Borrower may then reside, to (i) waive the issuing and service of process, (ii) confess judgment against the Borrower in favor of the holder of this Agreement, as amended by this Amendment, for all amounts then due thereunder, together with costs of suit, (iii) release all errors, and (iv) waive all rights of appeal. Each Borrower consents to the jurisdiction and venue of that court. Each Borrower waives any conflict of interest that any attorney-at-law employed or retained by the Banks or the Agent may have in confessing judgment under the Agreement -as amended by this Amendment and consents to payment of a legal fee to any attorney-at-law confessing judgment thereunder. After judgment is entered against one or more of the Borrowers, the power conferred may be exercised as to one or more of the other Borrowers.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

BORROWERS:

Rocky Shoes & Boots, Inc.,
an Ohio corporation



By:  /s/ DAVID FRAEDRICH
   -----------------------------
Title:   Exec. V.P.
      --------------------------


WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

Five Star Enterprises Ltd.,                       Lifestyle Footwear, Inc.,
a Cayman Islands corporation                      a Delaware corporation




By: /s/ DAVID FRAEDRICH                           By:  /s/ DAVID FRAEDRICH
   ---------------------------                       --------------------------
Title:  Exec. V.P.                                Title:   Exec. V.P.
      ------------------------                          -----------------------

BANKS:

Bank One NA
(formerly known as Bank One, Columbus, NA), a national banking association



By: /s/ THOMAS E. REDMOND
   ---------------------------

Title:  Vice President
      ------------------------


The Huntington National Bank,
a national banking association



By:    /s/ GEOFFREY E. MOWERY
   ---------------------------

Title:   Vice President
      ------------------------


AGENT:

Bank One, NA, as Agent
(formerly known as Bank One, Columbus, NA), a national banking association



By: /s/ THOMAS E. REDMOND
   ---------------------------

Title:    Vice President
      ------------------------

                                    EXHIBIT A

                    Bank One Second Amended and Restated Note

              SECOND AMENDED AND RESTATED MASTER BUSINESS LOAN NOTE


Due: May 31, 2003                                                   $25,200,000
No.__________________________                                Date: May 29, 1998


Promise to Pay: On or before May 31, 2003 (or such later date as may be provided in the Loan Agreement (defined below)), for value received, the undersigned, Rocky Shoes & Boots, Inc., an Ohio corporation, Five Star Enterprises Ltd., a Cayman Islands corporation , and Lifestyle Footwear, Inc., a Delaware corporation (collectively referred to as the "Borrower"), promise to pay, jointly and severally, to Bank One, NA (formerly known as Bank One, Columbus,
NA), a national banking association (the "Bank"), or order, at the office of the Agent (defined below) located at 100 East Broad Street, Columbus, Ohio 43271-0170, or at such other address as the Agent may give notice of to the Borrower, the sum of $25,200,000 or such lesser sum as is indicated on the Bank's records, plus interest on the unpaid principal balance from time to time outstanding hereunder until paid in full at the rate(s) of interest determined in accordance with Loan Agreement referred to herein,

In no event shall the interest rate exceed the maximum rate allowed by law; any interest payment which would for any reason be deemed unlawful under applicable law shall be applied to principal.

Interest will be computed on the unpaid principal balance from the date of each borrowing until paid.

Such principal and interest shall be due and payable on the dates set forth in the Loan Agreement.

The Borrower may only prepay this Note in accordance with the terms of the Loan Agreement.

The Bank shall have the right to assess a late payment processing fee in the amount of the greater of $50.00 or 5% of the scheduled payment in the event of a default in payment that remains uncured for a period of five (5) days.

Master Note: The Bank has authorized a committed credit facility to the Borrower in a principal amount not to exceed the face amount of this Note. The credit facility is in the form of loans made from time to time by the Bank to the Borrower. This Note evidences the Borrower's obligation to repay those loans. The aggregate principal amount of debt evidenced by this Note shall be the amount reflected from time to time in the records of the Bank, but shall not exceed the face amount of this Note. This Note amends and restates in its entirety the Amended and Restated Master Business Loan Note, dated April 18, 1997, in the original principal amount of $25,200,000 executed by the Borrower and payable to the order of the Bank, which in turn had amended and restated in its entirety the Master Business Loan Note, dated January 28, 1997, in the original principal amount of $21,000,000, executed by the Borrower and payable to the order of the Bank, and is the "Bank One Note" identified in the Loan Agreement. This Note evidences the continuing indebtedness under the Loan Agreement and such Bank One Note and is not to be construed as a satisfaction or refinancing of such indebtedness.

Credit Agreement: This Note evidences a certain debt under the terms of a Revolving Credit Loan Agreement between the Bank, the Borrower, The Huntington National Bank and Bank One, NA (formerly known as Bank One, Columbus, NA), as Agent (the "Agent"), dated as of January 28, 1997, as amended by a (i) Term Loan Agreement and First Amendment to Revolving Credit Loan Agreement, dated as of April 18, 1997, and (ii) Second Amendment to Revolving Credit Loan Agreement, dated as of May 29, 1998 (such agreement, as so amended and as the same may be further amended, modified, supplemented, restated or replaced from time to time, the "Loan Agreement"). Reference is made to the Loan Agreement for additional provisions relating to the debt evidenced by this Note.

Security: To secure the payment of this Note and other present and future liabilities of the Borrower to the Bank, the Borrower has pledged and granted to the Agent, for the ratable benefit of the Bank and The Huntington National Bank, among other things, a continuing security interest in certain assets of the Borrower pursuant to a Continuing Security Agreement dated as of January 28, 1997, as the same may be amended, modified, supplemented, restated or replaced from time to time. The Bank shall have the right at any time to apply its own debt or liability to the Borrower or to any other party liable on this Note in whole or partial payment of this Note or other present or future liabilities, without any requirement for mutual maturity.

Related Documents: The terms of any other documents executed as part of the loan evidenced by this Note are incorporated herein by reference.

Representations by Borrower: Each Borrower represents that it is a corporation duly organized and existing under the laws of its jurisdiction of formation, and that the execution and delivery of this Note and the performance of the obligations it imposes are within its corporate powers, have been duly authorized by all necessary action of its directors and do not contravene the terms of its articles (certificate) of incorporation and code of regulations (by-laws). Each Borrower represents that the execution and delivery of this Note and the performance of the obligations it imposes do not violate any law, do not conflict with any agreement by which it is bound, do not require the consent or approval of any governmental authority or any third party, and that this Note is a valid and binding agreement, enforceable according to its terms, except as enforcement of such terms may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or similar laws affecting creditors' rights generally, provided, however, that each Borrower represents and warrants that no such limitations currently exist as of the date of this Note, or (ii) equitable principles which may limit the availability of the remedy of specific performance or other equitable remedies. Each Borrower also represents that this Note evidences a business loan exempt from the Federal Truth In Lending Act (15 USC Section 1601, et seq.), and the Board of Governors of the Federal Reserve System's Regulation Z (12 CFR Section 226, et seq.).

                         Additional Terms and Conditions

Events of Default: If any of the following events (each an "Event of Default") occurs:

         1 . Any Borrower fails to pay when due any amount payable under this Note, and such failure continues for more than five (5) days after such payment became due,

         2. Any Borrower (a) fails to observe or perform any other term of this Note, and such failure to observe or perform continues for more than fifteen
(15) days after such failure shall first become known to any officer of any Borrower, provided, however, that such fifteen (15) day cure period shall not apply to (i) any such failure which in the Bank's good faith opinion is incapable of cure; and (ii) any such failure which has previously occurred; (b) makes any materially incorrect or misleading representation, warranty, or certificate to the Agent or the Bank; (c) makes any materially incorrect or misleading representation in any financial statement or other information delivered to the Agent or the Bank; or (d) defaults under the terms of any agreement or instrument relating to any debt for borrowed money (other than the debt evidenced by this Note) such that the creditor declares the debt due before its maturity;

         3. Any other default occurs under the terms of any loan agreement, mortgage, security agreement, or any other document, including the Loan Agreement, executed as part of the loan evidenced by this Note or any other obligation or indebtedness of any Borrower owed to the Bank at any time, and such default continues for more than fifteen (15) days after such default shall first become known to any officer of any Borrower, provided, however that such fifteen (15) day cure period shall not apply to (a) any default which in the Bank's good faith opinion is incapable of cure; (b) any default which has previously occurred; (c) any failure to maintain and keep in effect any insurance required under the Loan Agreement; or (d) any failure to provide to the Bank the financial statements, documents and information required to be provided pursuant to Sections 7.1 (a), (b), and (c) of the Loan Agreement;

         4. A "reportable event" (as defined in the Employee Retirement Income Security Act of 1974, as amended) occurs that would permit the Pension Benefit Guaranty Corporation to terminate any employee benefit plan of any Borrower or any affiliate of any Borrower, or the occurrence of an "ERISA Event" (as defined in the Loan Agreement) which shall not have been cured within thirty (30) days after any officer of any Borrower has knowledge thereof;

         5. Any Borrower becomes insolvent or unable to pay its debts as they become due;

         6. Any Borrower (a) makes an assignment for the benefit of creditors;
(b) consents to the appointment of a custodian, receiver, or trustee for itself or for a substantial part of its assets; or (c) commences or consents to any proceeding under any bankruptcy, reorganization, liquidation, insolvency or similar laws of any jurisdiction;

         7. A custodian, receiver or trustee is appointed for any Borrower or for a substantial part of its assets without its consent and is not removed within sixty (60) days after such appointment;

         8. Proceedings are commenced against any Borrower under any bankruptcy, reorganization, liquidation, or similar laws of any jurisdiction, and such proceedings remain undismissed for sixty (60) days after commencement,

         9. Any judgment is entered against any Borrower, or any attachment, levy or garnishment is issued against any property of any Borrower, in excess of $250,000.00, and which judgment, attachment, levy or garnishment has not been discharged or stayed within thirty (30) days after issuance, or for such longer period as the Bank may agree to in writing;

         10. Any Borrower, without the Bank's written consent, (a) is dissolved,
(b) merges or consolidates with any third party, (c) sells a material part of its assets or business outside the ordinary course of its business, or (d) agrees to do any of the foregoing;

         11. There is a substantial change (other than with respect to changes in the normal course of any Borrower's business, such as seasonal fluctuations) in the existing or prospective financial condition of any Borrower which the Bank in good faith determines to be materially adverse; or

         12. The Bank in good faith deems itself insecure:

then this Note shall become due immediately, without notice, at the Bank's option.

Remedies: If this Note is not paid at maturity, whether by demand, acceleration or otherwise, the Agent and the Bank shall have all of the rights and remedies provided by any law or agreement. Any requirement of reasonable notice shall be met if the Agent or the Bank sends the notice to the Borrower at least seven (7) days prior to the date of public or private sale, disposition or other event giving rise to the required notice. Upon default, the Agent and the Bank are authorized to cause all or any part of any collateral securing this Note to be transferred to or registered in its (their) name(s) or in the name of any other person, firm or corporation, with or without designation of the capacity of such nominee. The Borrower shall be liable for any deficiency remaining after disposition of any collateral securing this Note. The Borrower is liable to the Agent and the Bank for all reasonable costs and expenses of every kind incurred in the making or collection of this Note, including, without limitation, reasonable attorneys' fees and court costs. These costs and expenses shall include, without limitation, any reasonable costs or expenses incurred by the Agent and the Bank in any bankruptcy, reorganization, insolvency or other similar proceeding.

Waiver: Each endorser and any other party liable on this Note severally waives demand, presentment, notice of dishonor and protest, and consents to any extension or postponement of time of its payment without limit as to the number or period, to any substitution, exchange or release of all or part of the collateral securing this Note, to the addition of any party, and to the release or discharge of, or suspension of any rights and remedies against, any person who may be liable for the payment of this Note. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver, No single or partial exercise by the Bank of any right or remedy shall preclude any other future exercise of it or the exercise of any other right or remedy. No waiver or indulgence by the Bank of any default shall be effective unless in writing and signed by the Bank, nor shall a waiver on one occasion be construed as a bar to or waiver of that right on any future occasion.

Miscellaneous: Each Borrower shall be jointly and severally liable under this Note. This Note shall be binding on each Borrower and its successors, and shall inure to the benefit of the Bank, its successors and assigns. Any reference to the Bank shall include any holder of this Note. This Note is delivered in the State of Ohio and governed by Ohio law. Section headings are for convenience of reference only and shall not affect the interpretation of this Note. This Note and all related loan documents embody the entire agreement between the Borrower and the Bank regarding the terms of the loan evidenced by this Note, and supersede all oral statements and prior writings relating to that loan.

WAIVER OF JURY TRIAL. EACH BORROWER, THE AGENT AND THE BANK, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS NOTE, THE LOAN AGREEMENT, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY OF THEM. THIS WAIVER SHALL NOT IN ANY WAY AFFECT THE BANKS OR THE AGENT'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED HEREIN, IN THE LOAN AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT. NO BORROWER NOR THE BANK AND THE AGENT SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH, A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE BORROWER, THE AGENT OR THE BANK EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

Each Borrower irrevocably authorizes any attorney-at-law, including any attorney-at-law employed or retained by the Bank or the Agent, to appear for the Borrower in any court of record in Franklin County, Ohio (which the Borrower acknowledges to be the place where this Note was made) or any other state or jurisdiction wherein the Borrower may then reside, to (i) waive the issuing and service of process, (ii) confess judgment against the Borrower in favor of the holder of this Note for the amount then due, together with costs of suit, (iii) release all errors, and (iv) waive all rights of appeal. Each Borrower consents to the jurisdiction and venue of that court. Each Borrower waives any conflict of interest that any attorney-at-law employed or retained by the Bank or the Agent may have in confessing judgment under this Note and consents to payment of a legal fee to any attorney-at-law confessing judgment under the Note. After judgment is entered against one or more of the Borrowers, the power conferred may be exercised as to one or more of the other Borrowers.

The undersigned have executed this Note in Columbus, Ohio, as of the date and year first above written.

                                        Rocky Shoes & Boots, Inc.,
                                        an Ohio corporation



                                        By:
                                           ---------------------------------
                                        Title:
                                              ------------------------------


WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

Five Star Enterprises Ltd.,             Lifestyle Footwear, Inc.,
a Cayman Islands corporation            a Delaware corporation




By:                                     By:
   -------------------------------         ---------------------------------

Title:                                  Title:
   -------------------------------         ---------------------------------

                                    EXHIBIT B

                      HNB Second Amended and Restated Note

              SECOND AMENDED AND RESTATED MASTER BUSINESS LOAN NOTE


Due: May 31, 2003                                                   $16,800,000
No._____________________                                      Date: May 29, 1998


Promise to Pay: On or before May 31, 2003 (or such later date as may be provided in the Loan Agreement (defined below)), for value received, the undersigned, Rocky Shoes & Boots, Inc., an Ohio corporation, Five Star Enterprises Ltd., a Cayman Islands corporation, and Lifestyle Footwear, Inc., a Delaware corporation (collectively referred to as the "Borrower"), promise to pay, jointly and severally, to The Huntington National Bank, a national banking association (the "Bank"), or order, at the office of the Agent (defined below) located at 100 East Broad Street, Columbus, Ohio 43271-0170, or at such other address as the Agent may give notice of to the Borrower, the sum of $16,800,000 or such lesser sum as is indicated on the Bank's records, plus interest on the unpaid principal balance from time to time outstanding hereunder until paid in full at the rate(s) of interest determined in accordance with Loan Agreement referred to herein.

In no event shall the interest rate exceed the maximum rate allowed by law; any interest payment which would for any reason be deemed unlawful under applicable law shall be applied to principal.

Interest will be computed on the unpaid principal balance from the date of each borrowing until paid.

Such principal and interest shall be due and payable on the dates set forth in the Loan Agreement.

The Borrower may only prepay this Note in accordance with the terms of the Loan Agreement.

The Bank shall have the right to assess a late payment processing fee in the amount of the greater of $50.00 or 5% of the scheduled payment in the event of a default in payment that remains uncured for a period of five (5) days.

Master Note: The Bank has authorized a committed credit facility to the Borrower in a principal amount not to exceed the face amount of this Note. The credit facility is in the form of loans made from time to time by the Bank to the Borrower. This Note evidences the Borrower's obligation to repay those loans. The aggregate principal amount of debt evidenced by this Note shall be the amount reflected from time to time in the records of the Bank, but shall not exceed the face amount of this Note. This Note amends and restates in its entirety the Amended and Restated Master Business Loan Note, dated April 18, 1997, in the original principal amount of $16,800,000 executed by the Borrower and payable to the order of the Bank, which in turn had amended and restated in its entirety the Master Business Loan Note, dated January 28, 1997, in the original principal amount of $14,000,000 executed by the Borrower and payable to the order of the Bank, and is the "HNB Note" identified in the Loan Agreement. This Note evidences the continuing indebtedness under the Loan Agreement and such HNB Note and is not to be construed as a satisfaction or refinancing of such indebtedness.

Credit Agreement: This Note evidences a certain debt under the terms of a Revolving Credit Loan Agreement between the Bank, the Borrower, Bank One, NA (formerly known as Bank One, Columbus, NA) and Bank One, NA (formerly known as Bank One, Columbus, NA), as Agent (the "Agent"), dated as of January 28, 1997, as amended by a (i) Term Loan Agreement and First Amendment to Revolving Credit Loan Agreement, dated as of April 18, 1997, and (ii) Second Amendment to Revolving Credit Loan Agreement, dated as of May 29, 1998 (such agreement, as so amended and as the same may be further amended, modified, supplemented, restated or replaced from time to time, the "Loan Agreement"), Reference is made to the Loan Agreement for additional provisions relating to the debt evidenced by this Note.

Security: To secure the payment of this Note and other present and future liabilities of the Borrower to the Bank, the Borrower has pledged and granted to the Agent, for the ratable benefit of the Bank and Bank One, NA (formerly known as Bank One, Columbus, NA), among other things, a continuing security interest in certain assets of the Borrower pursuant to a Continuing Security Agreement dated as of January 28, 1997, as the same may be amended, modified, supplemented, restated or replaced from time to time. The Bank shall have the right at any time to apply its own debt or liability to the Borrower or to any other party liable on this Note in whole or partial payment of this Note or other present or future liabilities, without any requirement for mutual maturity.

Related Documents: The terms of any other documents executed as part of the loan evidenced by this Note are incorporated herein by reference.

Representations by Borrower: Each Borrower represents that it is a corporation duly organized and existing under the laws of its jurisdiction of formation, and that the execution and delivery of this Note and the performance of the obligations it imposes are within its corporate powers, have been duly authorized by all necessary action of its directors and do not contravene the terms of its articles (certificate) of incorporation and code of regulations (by-laws). Each Borrower represents that the execution and delivery of this Note and the performance of the obligations it imposes do not violate any law, do not conflict with any agreement by which it is bound, do not require the consent or approval of any governmental authority or any third party, and that this Note is a valid and binding agreement, enforceable according to its terms, except as enforcement of such terms may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or similar laws affecting creditors' rights generally, provided, however, that each Borrower represents and warrants that no such limitations currently exist as of the date of this Note, or (ii) equitable principles which may limit the availability of the remedy of specific performance or other equitable remedies. Each Borrower also represents that this Note evidences a business loan exempt from the Federal Truth In Lending Act (15 USC Section 1601, et seq.), and the Board of Governors of the Federal Reserve System's Regulation Z (12 CFR Section 226, et seq.).

                         Additional Terms and Conditions

Events of Default: If any of the following events (each an "Event of Default") occurs:

         1 . Any Borrower fails to pay when due any amount payable under this Note, and such failure continues for more than five (5) days after such payment became due;

         2. Any Borrower (a) fails to observe or perform any other term of this Note, and such failure to observe or perform continues for more than fifteen
(15) days after such failure shall first become known to any officer of any Borrower, provided, however, that such fifteen (15) day cure period shall not apply to (i) any such failure which in the Bank's good faith opinion is incapable of cure; and (ii) any such failure which has previously occurred; (b) makes any materially incorrect or misleading representation, warranty, or certificate to the Agent or the Bank; (c) makes any materially incorrect or misleading representation in any financial statement or other information delivered to the Agent or the Bank; or (d) defaults under the terms of any agreement or instrument relating to any debt for borrowed money (other than the debt evidenced by this Note) such that the creditor declares the debt due before its maturity;

         3. Any other default occurs under the terms of any loan agreement, mortgage, security agreement, or any other document, including the Loan Agreement, executed as part of the loan evidenced by this Note or any other obligation or indebtedness of any Borrower owed to the Bank at any time, and such default continues for more than fifteen (15) days after such default shall first become known to any officer of any Borrower, provided, however that such fifteen (15) day cure period shall not apply to (a) any default which in the Bank's good faith opinion is incapable of cure; (b) any default which has previously occurred; (c) any failure to maintain and keep in effect any insurance required under the Loan Agreement; or (d) any failure to provide to the Bank the financial statements, documents and information required to be provided pursuant to Sections 7.1 (a), (b), and (c) of the Loan Agreement;

         4. A "reportable event" (as defined in the Employee Retirement Income Security Act of 1974, as amended) occurs that would permit the Pension Benefit Guaranty Corporation to terminate any employee benefit plan of any Borrower or any affiliate of any Borrower, or the occurrence of an "ERISA Event" (as defined in the Loan Agreement) which shall not have been cured within thirty (30) days after any officer of any Borrower has knowledge thereof;

         5. Any Borrower becomes insolvent or unable to pay its debts as they become due;

         6. Any Borrower (a) makes an assignment for the benefit of creditors;
(b) consents to the appointment of a custodian, receiver, or trustee for itself or for a substantial part of its assets; or (c) commences or consents to any proceeding under any bankruptcy, reorganization, liquidation, insolvency or similar laws of any jurisdiction;

         7. A custodian, receiver or trustee is appointed for any Borrower or for a substantial part of its assets without its consent and is not removed within sixty (60) days after such appointment,

         8. Proceedings are commenced against any Borrower under any bankruptcy, reorganization, liquidation, or similar laws of any jurisdiction, and such proceedings remain undismissed for sixty (60) days after commencement;

         9. Any judgment is entered against any Borrower, or any attachment, levy or garnishment is issued against any property of any Borrower, in excess of $250,000.00, and which judgment, attachment, levy or garnishment has not been discharged or stayed within thirty (30) days after issuance, or for such longer period as the Bank may agree to in writing;

         10. Any Borrower, without the Bank's written consent, (a) is dissolved,
(b) merges or consolidates with any third party, (c) sells a material part of its assets or business outside the ordinary course of its business, or (d) agrees to do any of the foregoing;

         11. There is a substantial change (other than with respect to changes in the normal course of any Borrower's business, such as seasonal fluctuations) in the existing or prospective financial condition of any Borrower which the Bank in good faith determines to be materially adverse; or

         12. The Bank in good faith deems itself insecure:

then this Note shall become due immediately, without notice, at the Bank's option.

Remedies: If this Note is not paid at maturity, whether by demand, acceleration or otherwise, the Agent and the Bank shall have all of the rights and remedies provided by any law or agreement. Any requirement of reasonable notice shall be met if the Agent or the Bank sends the notice to the Borrower at least seven (7) days prior to the date of public or private sale, disposition or other event giving rise to the required notice. Upon default, the Agent and the Bank are authorized to cause all or any part of any collateral securing this Note to be transferred to or registered in its (their) name(s) or in the name of any other person, firm or corporation, with or without designation of the capacity of such nominee. The Borrower shall be liable for any deficiency remaining after disposition of any collateral securing this Note. The Borrower is liable to the Agent and the Bank for all reasonable costs and expenses of every kind incurred in the making or collection of this Note, including, without limitation, reasonable attorneys' fees and court costs. These costs and expenses shall include, without limitation, any reasonable costs or expenses incurred by the Agent and the Bank in any bankruptcy, reorganization, insolvency or other similar proceeding.

Waiver: Each endorser and any other party liable on this Note severally waives demand, presentment, notice of dishonor and protest, and consents to any extension or postponement of time of its payment without limit as to the number or period, to any substitution, exchange or release of all or part of the collateral securing this Note, to the addition of any party, and to the release or discharge of, or suspension of any rights and remedies against, any person who may be liable for the payment of this Note. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver. No single or partial exercise by the Bank of any right or remedy shall preclude any other future exercise of it or the exercise of any other right or remedy. No waiver or indulgence by the Bank of any default shall be effective unless in writing and signed by the Bank, nor shall a waiver on one occasion be construed as a bar to or waiver of that right on any future occasion.

Miscellaneous: Each Borrower shall be jointly and severally liable under this Note. This Note shall be binding on each Borrower and its successors, and shall inure to the benefit of the Bank, its successors and assigns. Any reference to the Bank shall include any holder of this Note. This Note is delivered in the State of Ohio and governed by Ohio law. Section headings are for convenience of reference only and shall not affect the interpretation of this Note. This Note and all related loan documents embody the entire agreement between the Borrower and the Bank regarding the terms of the loan evidenced by this Note, and supersede all oral statements and prior writings relating to that loan.

WAIVER OF JURY TRIAL. EACH BORROWER, THE AGENT AND THE BANK, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS NOTE, THE LOAN AGREEMENT, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY OF THEM. THIS WAIVER SHALL NOT IN ANY WAY AFFECT THE BANKS OR THE AGENT'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED HEREIN, IN THE LOAN AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT. NO BORROWER NOR THE BANK AND THE AGENT SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE BORROWER, THE AGENT OR THE BANK EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

Each Borrower irrevocably authorizes any attorney-at-law, including any attorney-at-law employed or retained by the Bank or the Agent, to appear for the Borrower in any court of record in Franklin County, Ohio (which the Borrower acknowledges to be the place where this Note was made) or any other state or jurisdiction wherein the Borrower may then reside, to (i) waive the issuing and service of process, (ii) confess judgment against the Borrower in favor of the holder of this Note for the amount then due, together with costs of suit, (iii) release all errors, and (iv) waive all rights of appeal. Each Borrower consents to the jurisdiction and venue of that court. Each Borrower waives any conflict of interest that any attorney-at-law employed or retained by the Bank or the Agent may have in confessing judgment under this Note and consents to payment of a legal fee to any attorney-at-law confessing judgment under the Note. After judgment is entered against one or more of the Borrowers, the power conferred may be exercised as to one or more of the other Borrowers.

The undersigned have executed this Note in Columbus, Ohio, as of the date and year first above written.


                                       Rocky Shoes & Boots, Inc.,
                                       an Ohio corporation



                                       By:
                                          ------------------------------

                                       Title:
                                             ---------------------------


WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

Five Star Enterprises Ltd.,            Lifestyle Footwear, Inc.,
a Cayman Islands corporation           a Delaware corporation




By:                                    By:
   --------------------------------       ------------------------------

Title:                                 Title:
      -----------------------------          ---------------------------